Exhibit 10.14

FIRST AMENDMENT TO LEASE DOCUMENTS

This First Amendment to Lease Documents (the “Amendment”) is entered into as of June 22, 2020 (the “Effective Date”), by and among TRINITY CAPITAL INC., a Maryland corporation (“Lessor”) and FOOTPRINT INTERNATIONAL HOLDCO, INC., a Delaware corporation, FOOTPRINT INTERNATIONAL, LLC, a Delaware limited liability company, FOOTPRINT, LLC, a Delaware limited liability company, and FOOTPRINT SOUTH CAROLINA, LLC, a Delaware limited liability company (each, jointly and severally, “Lessee”).

RECITALS

Lessee and Lessor are parties to a Master Lease Agreement dated as of February 14, 2020 (the “Lease”), Equipment Schedule No. 1-1 dated as of February 14, 2020 (the “Schedule). The Lease and the Schedule are sometimes referred to, collectively, as the “Lease Documents”. The parties desire to amend the Lease Documents in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1. Definitions; Interpretation. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Lease Documents.

2. Amendments to Lease Documents. Subject to Section 4 of this Amendment, the Lease Documents are amended as follows:

(a) The initial recital is hereby amended and restated in its entirety as follows:

“Lessee desires to lease from Lessor the equipment and other property (the “Equipment”) described in each Equipment Schedule executed pursuant to this Lease (each, a “Schedule”) incorporating by reference the terms and conditions of this Lease. Each Schedule identified as being part of this Agreement incorporates the terms of this Agreement and constitutes a separate lease agreement and is referred to herein as the “Lease.” Certain definitions and construction of certain of the terms used in this Lease are provided in Section 19 hereof. Subject to the following conditions, Lessor has agreed to make available to Lessee lease financing in the aggregate amount of (i) $18,000,000 (the “Initial Commitment Amount”) plus additional amounts as the Lessor in its sole discretion agrees from time to time to make available, with the full Initial Commitment Amount being drawn down at the execution of this Agreement (the “Initial Draw Down”), and (ii) $5,000,000 (the “Additional Commitment Amount” and, together with the Initial Commitment Amount, the “Commitment Amount”) with the full Additional Commitment Amount being drawn down on the First Amendment Effective Date (the “Additional Draw Down”) (Notwithstanding anything to the contrary contained herein or in any other document (including without limitation, the Term Sheet dated January 23, 2020), Lessor shall not be obligated to provide any lease financing to Lessee pursuant hereto after the Additional Draw Down. Each request by Lessee for lease financing shall be in an amount not less than $500,000. Concurrently with (i) the Initial Draw Down, Lessee shall pay to Lessor a non-refundable closing fee equal to 0.5% of the Initial Commitment Amount, and (ii) the Additional Draw Down, Lessee shall pay to Lessor a non-refundable closing fee equal to 0.5% of the Additional Commitment Amount.”

(b) Section 4(a)(2) of the Lease is hereby amended and restated in its entirety as follows:

“(2) a copy of Lessee’s unaudited financial statements pertaining to the results of operations for the month then ended and certified as true and correct by Lessee’s chief operating officer or chief financial officer, consisting of a consolidated and consolidating balance sheet, income statement and cash flow statement, prepared in accordance with generally accepted accounting principles applied on a consistent basis, along with copies of Lessee’s bank statements for all deposit accounts, in each case within thirty (30) days of the close of each fiscal month of Lessee,”

(c) Section 10 of the Lease is hereby amended and restated in its entirety as follows:

“10. TITLE; GRANTING CLAUSE. (a) Lessee and Lessor intend that: (1) each Schedule, incorporating by reference the terms of this Lease, constitutes a true “lease” and a “finance lease” as such terms are defined in Article 2A of the Uniform Commercial Code and not a sale or retention of a security interest; and (2) Lessor is and shall remain the owner of each item of Equipment (unless sold by Lessor pursuant to any Lease Document), and Lessee shall not acquire any right, title or interest in or to such Equipment except the right to use it in accordance with the terms of the related Schedule. (b) In order to secure the prompt payment of the Rent and to secure the performance and observance by Lessee of all of the provisions hereof and all of the other Lease Documents, Lessee hereby collaterally assigns, grants, and conveys to Lessor, a security interest in and lien on all of Lessee’s right, title and interest in and to all of the following (whether now existing or hereafter created, and including any other collateral described on any rider hereto; the “Collateral”): (1) all of its personal property now owned or hereafter arising, including equipment, inventory, accounts, investment property, deposit accounts, commercial tort claims, general intangibles, patents, trademarks, copyrights, intellectual property, and all proceeds thereof; (2) the Equipment described in such Schedule or otherwise covered thereby (including all inventory, fixtures or other property comprising the Equipment), together with all related software (embedded therein or otherwise) and general intangibles, all additions, attachments, accessories and accessions thereto whether or not furnished by a Supplier; (3) all subleases, chattel paper, accounts, security deposits, and general intangibles relating thereto, and any and all substitutions, replacements or exchanges for any such item of Equipment or other collateral, in each such case in which Lessee shall from time to time acquire an interest; and (4) any and all insurance and/or other proceeds of the property and other collateral in and against which a security interest is granted under the Lease Documents. The collateral assignment, security interest and lien granted in the Lease Documents shall survive the termination, cancellation or expiration of each Schedule until such time as Lessee’s obligations thereunder and under the other Lease Documents are paid in full. (c) If contrary to the parties’ intentions a court determines that any Schedule is not a true “lease”, the parties agree that in such event Lessee agrees that: (1) with respect to the Equipment, in addition to all of the other rights and remedies available to Lessor hereunder upon the occurrence and during the continuance of an Event of Default, Lessor shall have all of the rights and remedies of a first priority secured party under the UCC; and (2) any obligation to pay Rent, to the extent constituting the payment of interest, shall be at an interest rate that is equal to the lesser of the maximum lawful rate permitted by applicable law or the effective interest rate used by Lessor in calculating such amounts. Lessee waives any and all written notices for demand, presentment, notice of intent to accelerate and acceleration otherwise applicable under any article of the UCC or other statutory provision. Lessee shall not grant a security interest in any of the Collateral without the prior written consent of Lessor. Notwithstanding anything to the contrary contained herein, if Lessee provides evidence satisfactory to Lessor that is has achieved the New Equity Financing Milestone, Lessor agrees to (1) release from the security interest granted hereunder the collateral described in sub-clause (b)(1) in this Section 10 and (2) file an amendment to the UCC-1 financing statement to amend and restate the collateral description in such financing statement to exclude such collateral.”

(d) Section 15 of the Lease is amended by amending and restating clauses (n) – (p) in their entireties, and by adding a new clause (q) immediately after clause (p) as follows:

“(n) failure to satisfy the requirements of any financial covenants set forth herein, or in any addendum to this Lease or any Schedule;

(o) breach by Lessee of any other covenant, condition or agreement (other than those in items (a)- (p)) under this Lease or any of the other Lease Documents that continues for ten (10) days after the occurrence of such default (but such cure period will not be applicable unless such breach is curable by practical means within such period);

(p) failure to promptly remit to Lessor an amount sufficient to reimburse Lessor for all amounts paid to a Supplier under a Supply Contract in the event Lessee fails to accept delivery of any item of Equipment; or

(q) the occurrence of a circumstance or circumstances that have a Material Adverse Effect.

(e) Section 19 of the Lease is hereby amended and restated in its entirety as follows:

“19. DEFINITIONS AND RULES OF CONSTRUCTION. (a) The following terms when used in this Lease or in any of the Schedules have the following meanings: (1) “Affiliate”: with respect to any given person, shall mean (i) each person that directly or indirectly owns or controls, whether beneficially or as a trustee, guardian or other fiduciary, five (5) percent or more of the voting stock, membership interest or similar equity interest having ordinary voting power in the election of directors or managers of such person, (ii) each person that controls, is controlled by, or is under common control with, such person, or (iii) each of such person’s officers, directors, members, joint venturers and partners. For the purposes of this definition, “control” of a person means the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise; (2) “Applicable Law” or “Law”: any law, rule, regulation, ordinance, order, code, common law, interpretation, judgment, directive, decree, treaty, injunction, writ, determination, award, permit or similar norm or decision of any governmental authority; (3) “AS IS, WHERE IS”: AS IS, WHERE IS, without warranty, express or implied, with respect to any matter whatsoever; (4) “Business Day”: any day, other than a Saturday, Sunday, or legal holiday for commercial banks under the laws of the state of the Lessor’s notice address; (5) “Covenant Termination Date” means the date on which Lessee provides evidence reasonably satisfactory to Lessor that Parent has received $41,400,000 in Qualified Proceeds; (6) “Equity Securities” of any Person means (a)

all common stock, preferred stock, participations, shares, partnership interests, membership interests or other equity interests in and of such Person (regardless of how designated and whether or not voting or non-voting) and (b) all warrants, options and other rights to acquire any of the foregoing; (7) “First Amendment Effective Date” means June 22, 2020; (8) “Governmental Authority”: any federal, state, county, municipal, regional or other governmental authority, agency, board, body, instrumentality or court, in each case, whether domestic or foreign; (9) “Hazardous Material”: means any chemical, compound, materials, substance or other matter that: (i) is a flammable explosive, asbestos, radioactive materials, nuclear medicine materials, drug, vaccine, bacteria, virus, hazardous waste, toxic substance, petroleum product, or related injurious or potentially injurious material, whether injurious or potentially injurious by itself or in combination with other materials; (10) “New Equity Financing Milestone” means, Parent shall have received at least $92,000,000 in Qualified Proceeds; (11) “Parent” means Footprint International Holdco, Inc., a Delaware corporation; (12) “Person”: any individual, corporation, limited liability entity, partnership, joint venture, or other legal entity or a governmental authority, whether employed, hired, affiliated, owned, contracted with, or otherwise related or unrelated to Lessee or Lessor; (13) “Qualified Proceeds” means net cash proceeds received by Parent from the sale or issuance of Parent’s Equity Securities in a transaction or series of transactions consummated after the Closing Date and from investors and on terms reasonably satisfactory to Lessor (not including any proceeds from (i) the cancellation or conversion of indebtedness, (ii) the Series A Financing, or (iii) the sale by Lessee of Lessee’s Equity Securities in a public offering); (14) “Series A Financing” means a transaction or series of transactions consummated on or prior to the First Amendment Effective Date, pursuant to which Parent shall have received net cash proceeds from the sale issuance of Parent’s Equity Securities of not less than $23,500,000; and (15) “UCC” or “Uniform Commercial Code”: the Uniform Commercial Code as in effect in the State or in any other applicable jurisdiction; and any reference to an article (including Article 2A) or section thereof shall mean the corresponding article or section (however termed) of any such applicable version of the Uniform Commercial Code. (b) The following terms when used herein or in any of the Schedules shall be construed as follows: (1) “herein,” “hereof,” “hereunder,” etc. means in, of, under, etc. this Lease or such other Lease Document in which such term appears (and not merely in, of, under, etc. the section or provision where the reference occurs); (2) “including”: means including without limitation unless such term is followed by the words “and limited to”, or similar words; and (3) “or” means at least one, but not necessarily only one, of the alternatives enumerated. Any defined term used in the singular preceded by “any” indicates any number of the members of the relevant class. Any Lease Document or other agreement or instrument referred to herein means such agreement or instrument as supplemented and amended from time to time. Any reference to Lessor or Lessee shall include their permitted successors and assigns. Any reference to an applicable law shall also mean such law as amended, superseded or replaced from time to time.”

(f) A new Section 24 is hereby added to the Lease immediately after Section 23 as follows:

“24. MINIMUM CASH COVENANT: Lessee shall at all times until the Covenant Termination Date, maintain a balance of cash in a deposit account covered by a control agreement in favor of Lessor of not less $10,000,000.

3. Representations. Lessee represents and warrants to Lessor that (a) each of the representations and warranties contained in the Lease Documents is true and correct in all material respects on and as of the date hereof as though made at and as of such date and (b) no Event of Default has occurred that is continuing

4. Conditions The effectiveness of Section 2 of this Amendment shall be subject to the following conditions precedent:

(a) Lessor shall have duly executed and delivered this Amendment;

(b) no Default or Event of Default shall have occurred;

(c) no event has occurred or arisen that, individually or in the aggregate that has had or could reasonably be expected to have a Material Adverse Effect;

(d) Lessor shall have received payment of an amount equal to all Lessor Expenses incurred through the date of this Amendment; and

(e) Lessor shall have received such other documents, and completion of such other matters, as Lessor may reasonably deem necessary or appropriate.

5. Miscellaneous.

(a) No Waiver. Nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Lease or any of the other Lease Documents or constitute a course of conduct or dealing among the parties. The Lease Documents, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms.

(b) Integration. This Amendment constitutes a Lease Document and, together with the other Lease Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

(c) Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Receipt by facsimile or other electronic transmission of any executed signature page to this Amendment shall constitute effective delivery of such signature page.

(d) Governing Law; Consent to Jurisdiction and Service of Process. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ARIZONA (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF THE STATE), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE EQUIPMENT. The parties agree that any action or proceeding arising out of or relating to this Amendment may be commenced in any state or Federal court in the State of

Arizona, and agree that a summons and complaint commencing an action or proceeding in any such court shall be properly served and shall confer personal jurisdiction if served personally or by certified mail to it at the mailing address below Lessee’s signature, or as it may provide in writing from time to time, or as otherwise provided under the laws of the State of Arizona.

(e) Waiver of Jury Trial. LESSOR AND LESSEE HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH LESSEE AND/OR LESSOR MAY BE PARTIES ARISING OUT OF OR IN ANY WAY PERTAINING TO THIS AMENDMENT.

(f) Controlling Provisions. In the event of any inconsistencies between the provisions of this Amendment and the provisions of any other Lease Document, the provisions of this Amendment shall govern and prevail.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties here have caused this Amendment to be executed as of the date first above written.

LESSOR:

TRINITY CAPITAL INC.

By: /s/ Susan Echard
Name: Susan Echard
Title: Chief Financial Officer

LESSEE:

FOOTPRINT INTERNATIONAL HOLDCO, INC., a Delaware corporation

By:
Name: Troy M. Swope
Title: Chief Executive Officer

FOOTPRINT INTERNATIONAL, LLC, a Delaware limited liability company

By:
Name: Troy M. Swope
Title: Chief Executive Officer

FOOTPRINT, LLC, a Delaware limited liability company

By:
Name: Troy M. Swope
Title: Chief Executive Officer

FOOTPRINT SOUTH CAROLINA, LLC, a Delaware limited liability company

By:
Name: Troy M. Swope
Title: Chief Executive Officer

[Signature Page to First Amendment to Lease Documents]

IN WITNESS WHEREOF, the parties here have caused this Amendment to be executed as of the date first above written.

LESSOR:

TRINITY CAPITAL INC.

By:
Name: Susan Echard
Title: Chief Financial Officer

LESSEE:

FOOTPRINT INTERNATIONAL HOLDCO, INC.,
a Delaware corporation

By:	/s/ Troy Swope
Name: Troy M. Swope
Title: Chief Executive Officer

FOOTPRINT INTERNATIONAL, LLC,
a Delaware limited liability company

By:	/s/ Troy Swope
Name: Troy M. Swope
Title: Chief Executive Officer

FOOTPRINT, LLC,
a Delaware limited liability company

By:	/s/ Troy Swope
Name: Troy M. Swope
Title: Chief Executive Officer

FOOTPRINT SOUTH CAROLINA, LLC,
a Delaware limited liability company

By:	/s/ Troy Swope
Name: Troy M. Swope
Title: Chief Executive Officer

[Signature Page to First Amendment to Lease Documents]